UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 6, 2019

PARTY CITY HOLDCO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Grasslands Road Elmsford, New York	10523
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01/share	PRTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective upon the approval of the stockholders of Party City Holdco Inc. (the “Company”), at the 2019 annual meeting of stockholders (the “Annual Meeting”), as further discussed in Item 5.07 below, the board of directors of the Company (the “Board”) adopted the Company’s Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”). The Second Amended and Restated Certificate contains amendments to declassify the Board and provide for the annual election of directors.

The foregoing description of the Second Amended and Restated Certificate does not purport to be complete, and is qualified in its entirety by reference to the Second Amended and Restated Certificate, filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

In addition, the Board approved amendments to the Company’s bylaws (the “Amended and Restated Bylaws”), effective upon the adoption of the Second Amended and Restate Certificate, which contains conforming amendments with respect to declassifying the Company’s board of directors. The foregoing description of the Amended and Restated Bylaws does not purport to be complete, and is qualified in its entirety by reference to the Amended and Restated Bylaws, filed as Exhibit 3.2 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2019, the Company held its Annual Meeting. At the Annual Meeting, the matters set forth below were submitted to votes of the Company’s stockholders.

1.

Adoption of Second Amended and Restated Certificate of Incorporation – The Company’s stockholders voted to approve the adoption of the Company’s Second Amended and Restated Certificate of Incorporation. The number of votes cast for and against the proposal, as well as the number of abstentions, were as follows:

For	Against	Abstentions	Broker Non-Votes
81,888,045	13,558	336,578	6,717,186

2.

Election of Directors – The Company’s stockholders elected the following ten nominees as directors for one-year terms expiring at the 2020 annual meeting of stockholders: Todd M. Abbrecht, Steven J. Collins, William S. Creekmuir, Douglas A. Haber, James M. Harrison, Lisa K. Klinger, Norman S. Matthews, Michelle Millstone-Shroff, Gerald C. Rittenberg and Morry J. Weiss. The number of votes cast for and withheld for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes
Todd M. Abbrecht	79,686,503	2,551,678	6,717,186
Steven J. Collins	71,390,955	10,847,226	6,717,186
William S. Creekmuir	80,867,648	1,370,533	6,717,186
Douglas A. Haber	70,320,903	11,917,278	6,717,186
James M. Harrison	80,154,657	2,083,524	6,717,186

Nominee	For	Withheld	Broker Non-Votes
Lisa K. Klinger	80,869,368	1,368,813	6,717,186
Norman S. Matthews	71,497,289	10,740,892	6,717,186
Michelle Millstone-Shroff	81,081,977	1,156,204	6,717,186
Gerald C. Rittenberg	79,918,911	2,319,270	6,717,186
Morry J. Weiss	47,372,953	34,865,228	6,717,186

3.

Advisory Vote on Named Executive Officer Compensation – The Company’s stockholders approved, on a non-binding, advisory basis, the executive compensation program and the compensation of the named executive officers for fiscal 2018. The number of votes cast for and against the proposal, as well as the number of abstentions, were as follows:

For	Against	Abstentions	Broker Non-Votes
81,751,745	137,102	349,334	6,717,186

4.

Ratification of Appointment of Independent Registered Public Accounting Firm – The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The number of votes cast for and against the proposal, as well as the number of abstentions, were as follows:

For	Against	Abstentions
88,514,293	106,456	334,618

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

3.1	Second Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY HOLDCO INC.

Date: June 7, 2019	By:	/s/ Michael Correale
Michael Correale
Interim Chief Financial Officer